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                                                                    EXHIBIT 23.3


                              CONSENT OF KPMG LLP

    We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement on Form S-4 and the related prospectus.


                                                       /S/ KPMG LLP
                                                       KPMG LLP


Phoenix, Arizona
October 19, 1999